EXHIBIT 32
CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Capitol Federal Financial (the “Company”) on Form 10-K/A for the fiscal year ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John B. Dicus, Chief Executive Officer of the Company, and I, Kent G. Townsend, Executive Vice President and Chief Financial Officer of Capitol Federal Financial, Inc., as successor to the Company, certify, in my capacity as an officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)
the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company as of the dates and for the periods presented in the financial statements included in such Report.

Date:    March 2, 2011                                                                           By:   /s/ John B. Dicus
                                                                                                                 John B. Dicus, Chairman, President and
                                                                                                                 Chief Executive Officer of
                 Capitol Federal Financial, Inc.,
                 as successor to Capitol Federal Financial

Date:   March 2, 2011                                                                              By:   /s/ Kent G. Townsend
                                                                                                                   Kent G. Townsend, Executive Vice President
                                                                                                                   and Chief Financial Officer of
                   Capitol Federal Financial, Inc.,
                    as successor to Capitol Federal Financial